Exhibit 10.5

COSTS SHARING AGREEMENT

By this private instrument, the parties qualified below:

Cogna Educação S.A., a company headquartered in the City of Belo Horizonte, State of Minas Gerais, at Rua Santa Madalena Sofia, No. 25, 4th floor, Suite 01, Vila Paris District, Postal Code 30380-650, enrolled with CNPJ/MF under No. 02.800.026/0001-40, with its articles of incorporation filed with the State of Minas Gerais Commercial Registry, under State Registration Number NIRE 31300025187, represented herein pursuant to its bylaws (“Cogna”);

Editora e Distribuidora Educacional S.A., a company headquartered in the City of Belo Horizonte, State of Minas Gerais, at Rua Santa Madalena Sofia, No. 25, 3rd floor, Vila Paris District, Postal Code 30380-650, enrolled with the CNPJ/MF under No. 33.733.648/0001-40, with its articles of association filed with the State of Minas Gerais Commercial Registry, under State Registration Number NIRE 31300094022, represented herein pursuant to its bylaws (“EDE”);

And,

THE OTHER COMPANIES LISTED IN EXHIBIT I to this agreement, herein represented by Cesar Augusto Silva and Mario Ghio Junior (“Other Companies”);

Cogna, EDE and Other Companies, hereinafter referred to jointly as “Parties” and, individually, as “Party”.

WHEREAS:

(i) the Parties are part of the same economic group, hereinafter referred to as “Economic Group”;

(ii) the Economic Group, in general, has as its purpose the development of or participation as a partner or shareholder in companies that explore (i) the administration of activities of early childhood education, elementary, secondary, high-school substitution program, pre-university, college, professional, graduate studies, free courses and/or other related educational activities; and (ii) wholesale and retail trade, distribution, import, export of textbooks, educational books, magazines and other publications aimed at early childhood education, elementary, secondary, high-school substitution program, pre-university, higher, professional, graduate studies, free courses and/or other related educational activities, as well as licensing for school and pedagogical products;

(iii) the Economic Group intends to optimize its activities by sharing structures related to (i) Investor Relations, (ii) Legal, (iii) Product, Management and Expansion, (iv) Digital Technology and Transformation, (v) Finances, and (vi) Human Resources (“HR”), the Shared Services Center (“CSC”) and Infrastructure, provided that such list is not exhaustive, which conduct business that are deemed secondary activities not included in the business purpose of any of the Parties (“Secondary Activities”), to meet common needs;

(iv) the Secondary Activities subject to sharing shall be used by the Parties, according to their operational needs;

(v) Cogna, or other Parties to be designated, shall manage the conduction of the Secondary Activities and, therefore, shall bear all the common costs and expenses arising from such activities (“Expenses”); and

(vi) the Expenses arising from the Secondary Activities shall be apportioned between the Parties, under the expense sharing regime so that part of the Expenses borne by a certain Party shall be reimbursed by the other Parties.

NOW, THEREFORE, the Parties hereby enter into this Expenses Sharing Agreement

(“Agreement”), which shall be governed by the terms and conditions set out below.

1. PURPOSE

1.1. The purpose of this Agreement is the sharing of the Secondary Activities between the Parties and the apportionment of the corresponding expenses, as provided for in detail in Section 2 below.

1.2. The expenses to be apportioned under this Agreement are the Expenses related to the following activities: i) Investor Relations: Representation of the company and its controlled companies before investors and the financial market, including supply of information, performance of events and support to investors, ii) Legal: Representation, monitoring and settlement in/of lawsuit, interface with external offices, issuance of reports, preventive advice in litigation, monitoring of supplies, writing, analysis and management of contracts of any nature; internal controls, and corporate compliance, internal corporate governance of governance boards and committees before market and sector regulatory agents, iii) Product, Management and Expansion: Planning, control and performance of projects of the business units (“BU” or “BUs”), including mergers and acquisitions, iv) Digital Technology and Transformation: Management and maintenance of Infrastructure and networks, development and maintenance of corporate systems and technology business architecture, v) Finances: Management and operation of supply chain, control of income, costs, expenses and assets, tax and fiscal planning, financial statements, corporate budget and treasury, vi) Human Resources, CSC and Infrastructure: Union and labor relations, recruitment and selection, internal corporate consultancy, training and development, internal communication and HR performance. Management of back office services (CSC), such as financial operations, management of personnel, Occupational Safety and Health Engineering (“SESMT”), and continuous improvement. Maintenance and management of the real properties of the company and its controlled companies.

1.2.1. The list of Expenses above is not exhaustive, and this Agreement includes the apportionment of any and all corporate or administrative expenses that are not subject to be directly allocated to one single Party.

1.3. The Parties shall reimburse the Party that bore the cost of a certain Expense for any and all Expenses incurred by it, in relation to the Secondary Activities actually used by the Parties, according to the criteria described in Section 2.1 below.

2. APPORTIONMENT POLICY

2.1. For purposes of determining the amount of Expenses to be subject of the apportionment and reimbursement, the Parties shall adopt the criteria of realized Net Operating Revenue (“ROL”), where the percentage of each of the parties shall be defined based on the representativeness of the ROL of the respective Party in respect of the ROL of all the Parties, so that the percentage of the transfer shall be defined in the preceding year and applied to the year in which the apportionment is in effect.

2.1.1. The criteria above may be subject to annual adjustments and reviews.

2.2. The Parties agree that the calculation of Expenses to be reimbursed based on the above criteria shall be done by EDE, and the former reserves the right to revise such calculations.

2.2.1. EDE undertakes to prepare monthly spreadsheets of shared activities, identifying which Expenses shall be reimbursed by the Parties to the Party that actually bore such Expenses issued for the account and order of the Corresponding Party, through a debit note, under the terms of this Agreement.

2.2.2. The Expenses to be apportioned and reimbursed shall be evidenced in a Statement of Income of the Year (“DRE”) to be prepared by EDE on behalf of the Corresponding Party.

2.3. Each of the Parties shall keep, for the period required by law, all documentation used in the writing of the books, including, without limitation, tax invoices, invoices/trade bills, tax and contribution payment forms, bank slips, proof of deposit and contracts in general, in perfect order and in specific files, for any consultation, by the other Party, which may be requested at any time.

3. FORM, PAYMENT TERMS AND CONDITIONS

3.1. The reimbursement of Expenses related to a given calendar month shall be presented by EDE, on behalf of the Corresponding Party, by the tenth business day of the month following the knowledge of Expenses and shall be reimbursed up to thirty (30) days after the issue of the sharing charge.

3.2. In the event of late payment described in Section 3.1. above, the amount shall be levied on the overdue amount, in addition to the pro rata die inflation restatement, calculated by the accumulated percentage variation of the Broad National Consumer Price Index (“IPCA”) or, in the absence or impossibility of its application, based on the variation of the IGP-DI or IPC of FGV, or another that may replace them, a non-compensatory fine of two percent (2%) on the amounts due, and default interest at the rate of one percent (1.0%) per month.

4. ACCOUNTING

4.1. Each Party shall recognize as an expense in its accounting only the amount actually borne after the apportionment of Expenses provided for in this Agreement.

5. TERM AND TERMINATION

5.1. This Agreement shall remain in force for the period of one year counted from its signature, being automatically renewed for the same period, except in the case of questioning by either Party.

5.2. This Agreement shall be considered immediately terminated, without the need for prior communication between the Parties, in the event of a change in the shareholding control of any of the Parties that implies the withdrawal of one of them from the Economic Group.

5.3. At any time, either Party may unilaterally terminate this Agreement, by giving written notice to the other Party at least ninety (90) days in advance.

6. CONFIDENTIALITY

6.1. The term “Confidential Information”, for the purposes of this Agreement, shall include all disclosures made by either Party to the other and to their respective affiliates, officers, directors, employees and agents, either verbally or in writing, even if any such disclosure is identified as such or is signed as “Confidential”, “All Rights Reserved”, or similar connotation designation. Each Party agrees that any Confidential Information that has been, or shall be disclosed (directly or indirectly) to them shall be kept confidential by the receiving Party and its respective officers, directors, employees and agents, and shall not be disclosed by any receiving Party, its respective officers, directors, employees and agents to any third parties, without the prior express consent of the disclosing Party. The Information shall not be considered “Confidential Information” when:

a) is or becomes of general knowledge other than as a result of disclosure by the Parties;

b) has been made available to the Parties without confidentiality prior to its disclosure under the terms of this Agreement;

c) is or becomes available to the Parties without confidentiality from a person other than the Parties who, to the best of their knowledge, is not otherwise bound by confidentiality obligations to the Parties; or

d) is developed by the Parties independently.

6.2. If the Parties or any of their respective officers, directors, employees and agents are required to disclose any Confidential Information under the terms of any applicable law, they must, in advance, inform such Party to the holder of the Confidential Information.

7. MISCELLANEOUS PROVISIONS

7.1. All communications and notices arising from this Agreement shall be made in writing and shall be delivered in person, sent by registered letter, to the address specified in the qualification of the Parties, or any other address that the parties specify by written notice.

7.2. Any and all modifications, alterations or amendments to this Agreement shall only be valid if made by written instrument, signed by the Parties.

7.3. This Agreement binds the Parties and their respective authorized successors. Neither Party may assign this Agreement, in whole or in part, without the prior written consent of the other Party.

7.4. If any of the Parties fails to exercise any of their rights, such failure cannot be considered a waiver or novation and shall not affect the subsequent exercise of such rights.

8. JURISDICTION

8.1. The Parties elect the jurisdiction of the Judicial District of São Paulo, State of São Paulo, to settle any doubts and/or questions arising from this Agreement, waiving any other, however privileged it may be.

And, in witness whereof, the Parties execute this instrument in two (2) counterparts of the same content and form, for one purpose, together with the two (2) undersigned witnesses.

January 21, 2020

Cogna Educação S.A.

(sgd)	(sgd)
César Augusto Silva	Leonardo Augusto Leão Lara
Controllership Director	General Counsel
Identity Card (RG): [****]	(illegible)
Individual Taxpayers’ Register (CPF): [****] [****]

Editora Distribuidora Educacional S.A.

(sgd)	(sgd)
César Augusto Silva	Leonardo Augusto Leão Lara
Controllership Director	General Counsel
Identity Card (RG): [****]	(illegible)
Individual Taxpayers’ Register (CPF): [****] [****]

Other Companies

(sgd)	(sgd)
César Augusto Silva	Leonardo Augusto Leão Lara

Controllership Director	General Counsel
Identity Card (RG): [****]	(illegible)
Individual Taxpayers’ Register (CPF): [****] [****]

Witnesses:

1. (sgd)	2. (sgd)
Name: Juliana P. I. G. Camargo	Name: Cleyton Pereira da Silva
Identity Card (RG): [****]	Identity Card (RG): [****]
Individual Taxpayers’ Register (CPF/MF): [****]	Individual Taxpayers’ Register (CPF/MF): [****]

EXHIBIT I

List of the Other Companies that are Parties to the Agreement

05	
05.808.792/0001-49	ANHANGUERA EDUCACIONAL LTDA
03.207.910/0001-38	SOCIEDADE PIAUIENSE DE ENSINO SUPERIOR LTDA
17.728.770/0001-58	EDUFOR SERVICOS EDUCACIONAIS LTDA
01.224.108/0001-20	CLAUDER CIARLINI FILHO S/S
23.963.365/0001-17	FATECI CURSOS TECNICOS S/S
32.478.166/0001-04	CENTRO EDUCACIONAL LEONARDO DA VINCI S/S LTDA
04.203.652/0001-84	DA VINCI SERVICOS EDUCACIONAIS LTDA
05.438.997/0001-80	BACABAL MEARIM S. ENSINO LTDA
28.567.073/0001-89	SB SISTEMA DE ENSINO LTDA
12.097.654/0001-64	SEPA SOCIEDADE ED. DA PARAIBA LTDA
22.129.299/0001-11	COLÉGIO LS CIDADE NOVA LTDA.
13.953.256/0001-65	COLÉGIO MANAUARA CIDADE NOVA LTDA
29.445.572/0001-66	COLÉGIO MANAUARA LATO SENSU LTDA.
12.826.062/0001-36	NÚCLEO BRASILEIRO DE ESTUDOS AVANÇADOS LTDA
02.541.982/0001-54	SOMOS EDUCAÇÃO S.A.
00.709.873/0001-78	ACEL - ADMINISTRAÇÃO DE CURSOS EDUCACIONAIS LTDA.
03.824.725/0001-92	SOMOS IDIOMAS S.A.
03.953.723/0001-01	COLÉGIO MOTIVO LTDA.
61.259.958/0001-96	EDITORA ÁTICA S.A.
44.127.355/0001-11	EDITORA SCIPIONE S.A.
80.190.796/0001-21	MAXIPRINT EDITORA LTDA.
10.778.464/0001-87	NICE PARTICIPAÇÕES S.A.
12.708.358/0001-52	SGE COMÉRCIO DE MATERIAL DIDÁTICO LTDA.
40.345.365/0001-72	SISTEMA P.H. DE ENSINO LTDA.
49.323.314/0001-14	SOMOS SISTEMAS DE ENSINO S.A.
07.593.758/0001-20	SOCIEDADE EDUCACIONAL PARANÁ LTDA.

57.024.820/0001-30	SOCIEDADE EDUCACIONAL DOZE DE OUTUBRO LTDA.
50.268.838/0001-39	SARAIVA EDUCAÇÃO S.A.
09.793.548/0001-00	ESCOLA MATER CHRISTI LTDA.
20.000.183/0001-52	EDITORA JOAQUIM LTDA.
19.962.104/0001-05	EDITORA TODAS AS LETRAS LTDA.
19.962.101/0001-71	EDITORA PIGMENTO LTDA.
01.853.472/0001-50	ECSA - ESCOLA A CHAVE DO SABER LTDA.
24.081.734/0001-00	SARAIVA SOLUÇÕES EDUCACIONAIS S.A.
02.852.848/0001-74	COLÉGIO JAÓ LTDA.
26.083.507/0001-40	SOMOS OPERAÇÕES ESCOLARES S.A.
27.122.501/0001-05	PAPELARIA BRASILIANA LTDA.
14.397.809/0001-03	EDUCAÇÃO INOVAÇÃO E TECNOLOGIA S.A.
27.317.542/0001-49	SOMOS EDUCAÇÃO INVESTIMENTOS S.A.
19.292.023/0001-45	STOODI ENSINO E TREINAMENTO À DISTÂNCIA S.A.
96.318.142/0001-70	LIVRARIA LIVRO FÁCIL LTDA.
30.044.407/0001-81	COLÉGIO ANGLO SÃO PAULO LTDA.
24.773.186/0001-80	SOCIEDADE EDUCACIONAL DE RONDONÓPOLIS LTDA.
05.427.476/0001-27	SOCIEDADE RONDONOPOLITANA DE EDUCAÇÃO LTDA.
07.204.769/0001-70	COLÉGIO AMBIENTAL LTDA.
08.607.276/0001-44	COLÉGIO CIDADE LTDA.
07.117.596/0001-53	CURSOS E COLÉGIO COQUEIROS LTDA.
85.288.199/0001-58	ESCOLA RIACHO DOCE LTDA.
07.622.613/0001-00	COLÉGIO VISÃO LTDA.
62.404.900/0001-51	ESCOLA SANTO INÁCIO LTDA.
15.611.569/0001-60	COLÉGIO DO SALVADOR LTDA.
12.992.868/0001-02	SOCIEDADE EDUCACIONAL NEODNA CUIABÁ LTDA.
24.408.794/0001-	INSTITUTO SOMOS ETB

SP - 27082399v1

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